UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2008

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

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      Nevada                        000-49735                     87-0642947
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 (State or other             (Commission File Number)           (IRS Employer
 jurisdiction of                                             Identification No.)
  incorporation)

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                               570 Del Rey Avenue
                               Sunnyvale, CA 94085

               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 636-1020

         (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

         On October 3, 2008, Intraop Medical Corporation, or Intraop, entered into a debenture purchase agreement with E.U. Capital Venture, Inc., Encyclopedia Equipment LLC and Lacuna Venture Fund LLLP, pursuant to which Intraop issued 10% senior secured debentures in the aggregate principal amount of $1,500,000. Intraop may issue up to an additional $500,000 in 10% senior secured debentures at any time on or prior to December 31, 2008.

         The debentures pay interest at the rate of 10% per annum payable monthly, in arrears. All outstanding principal and any accrued but unpaid interest is payable in full on the earlier of (i) the date Intraop has closed the issuance, or series of issuances, of securities with gross proceeds received by Intraop of not less than $3 million and (ii) December 31, 2008. Upon the occurrence of certain events of default, the full principal amount of the debentures, together with interest and other amounts owing, becomes immediately due and payable.

         In connection with the issuance of the debentures, Intraop entered into a security agreement with the holders of the debentures, granting them a security interest in Intraop's assets.

         Intraop will apply approximately $1 million of the proceeds from the issuance of the debentures to pay in full the 10% senior secured debentures issued on August 31, 2005 to Regenmacher Holdings, Ltd. and ABS SOS-Plus Partners, Ltd. The balance of the proceeds from the issuance of the debentures will be used by Intraop for general working capital purposes.

         The debenture purchase agreement, the security agreement and the form of 10% senior secured debenture are filed herewith as Exhibits 10.48, 10.49 and 10.50, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms of the debenture purchase agreement, security agreement and the 10% senior secured debentures.

Item 9.01.        Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit
Number
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10.48 Debenture Purchase Agreement dated as of October 3, 2008 by and between the Registrant and E.U. Capital Venture, Inc., Encyclopedia Equipment LLC and Lacuna Venture Fund LLLP.

10.49 Security Agreement dated as of October 3, 2008 by and between the Registrant and E.U. Capital Venture, Inc., Encyclopedia Equipment LLC and Lacuna Venture Fund LLLP.

10.50 Form of 10% Senior Secured Debenture due December 31, 2008.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              INTRAOP MEDICAL CORPORATION


Date:  October 8, 2008                        By: /s/ Howard Solovei
                                                  ------------------------------
                                                   Howard Solovei
                                                   Chief Financial Officer